UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 24, 2007

LAIDLAW INTERNATIONAL, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-10657	98-0390488
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 Shuman Blvd. Suite 400, Naperville, Illinois		60563
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(630) 848-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2007 Laidlaw International, Inc. entered into amended and restated employment agreements with Kevin E. Benson, Beth Byster Corvino, Jeffrey W. Sanders, Jeffery A. McDougle and Mary B. Jordan. Except as described below, these newly amended and restated employment agreements do not modify the salary, bonus, severance, change in control payments or other benefits that are currently provided to executives under the amended and restated employment agreements that were previously disclosed in and filed as exhibits to a Form 8-K, filed on August 8, 2006 for Messrs. Benson, Sanders and McDougle, as well as Ms. Corvino.

The amended and restated employment agreements:

• Eliminate the executive’s rights to an automobile allowance and executive benefit stipend as additional perquisites. In exchange, the executive’s base salary was increased by the value of such benefits.

• Provide the executive with the right to up to $25,000 in outplacement services in the event the executive’s employment is terminated without cause.

• Change the manner in which the executive’s severance is calculated in the event that his/her employment is terminated without cause or constructively following a change in control. Prior to amendment the executive’s severance amount was determined based on the executive’s base salary and the higher of (a) the highest annual bonus earned in any fiscal year after the change in control or the three years prior to the change in control, or (b) the executive’s target bonus for the year in which the change in control occurs. As amended the executive’s severance will be based on his/her base salary and the higher of the (a) average bonus earned by the executive in the three fiscal years preceding the change in control, or such portion thereof in which the executive was employed or (b) the target bonus for the year in which the change in control occurs.

Copies of the amended employment agreements are attached as Exhibits 99.1 through 99.5.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAIDLAW INTERNATIONAL, INC.

January 24, 2007	By:	Jeffrey W. Sanders

Name: Jeffrey W. Sanders
Title: Vice President, Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Amended and Restated Employment Agreement between Laidlaw International, Inc. and Kevin E. Benson
99.2	Amended and Restated Employment Agreement between Laidlaw International, Inc. and Beth Byster Corvino
99.3	Amended and Restated Employment Agreement between Laidlaw International, Inc. and Jeffrey W. Sanders
99.4	Amended and Restated Employment Agreement between Laidlaw International, Inc. and Jeffery A. McDougle
99.5	Amended and Restated Employment Agreement between Laidlaw International, Inc. and Mary B. Jordan